UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2004

ASHWORTH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18553 (Commission File Number)	84-1052000 (IRS Employer Identification No.)

2765 Loker Avenue West Carlsbad, California (Address of Principal Executive Offices)	92008 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (760) 438-6610

N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ITEM 2.02. Results of Operations and Financial Condition.*
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 2.02. Results of Operations and Financial Condition.*

     On September 9, 2004, Ashworth, Inc. issued a press release announcing its financial results for the third quarter fiscal 2004 as well as earnings guidance for fourth quarter and fiscal year 2004 and fiscal year 2005. A copy of the press release is attached hereto as Exhibit 99.1.

* The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHWORTH, INC.
Date: September 9, 2004	By:	/s/Terence W. Tsang
Terence W. Tsang
Executive VP, COO & CFO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Ashworth, Inc. press release dated September 9, 2004 announcing its financial results for the third quarter fiscal 2004 as well as earnings guidance for fourth quarter and fiscal year 2004 and fiscal year 2005 (furnished pursuant to Item 2.02 of Form 8-K).